Exhibit 99.1

  Morgan Stanley Reports Second Quarter Net Income of $599 Million; Return on Equity of 10.6%; Including a Pre-tax Aircraft Impairment Charge of $287 Million

    NEW YORK--(BUSINESS WIRE)--June 18, 2003--Morgan Stanley (NYSE:
MWD) today reported net income of $599 million for the quarter ended May 31, 2003, including a pre-tax asset impairment charge of $287 million related to the Company's aircraft financing business. Diluted earnings per share were $0.55 and the annualized return on average common equity was 10.6 percent. The aircraft impairment charge reduced net income by $172 million, diluted earnings per share by $0.16 and the annualized return on average common equity by 3.1 percentage points.
    Net revenues (total revenues less interest expense and the provision for loan losses) of $5.0 billion were 2 percent higher than last year's second quarter and 8 percent below this year's first quarter.
    Philip J. Purcell, Chairman & CEO, and Robert G. Scott, President, said in a joint statement, "While there have been some encouraging signs recently, the business environment has continued to be very difficult. Nonetheless, we performed well with our fixed income business making a major contribution to our earnings. We believe our expense initiatives and market share in major business segments position us well to capitalize on future upswings in business activity."
    Year-to-date net income was $1,504 million, diluted earnings per share were $1.37 and the annualized return on average common equity was 13.4 percent. The aircraft impairment charge reduced year-to-date net income by $172 million, diluted earnings per share by $0.16 and the annualized return on average common equity by 1.5 percentage points. Net revenues (total revenues less interest expense and the provision for loan losses) of $10.5 billion were 3 percent higher than a year ago.

    INSTITUTIONAL SECURITIES

    Institutional Securities net income declined 33 percent to $298 million, reflecting the $287 million pre-tax ($172 million after tax) aircraft impairment charge. Net revenues increased 11 percent driven by strong revenues in the Company's fixed income business -- which achieved its second best quarter ever. Challenging market conditions continued to negatively impact M&A advisory and equity revenues.

    -- Fixed income sales and trading net revenues increased 48 percent from second quarter 2002 to $1.3 billion. The increase resulted from strong performances across the Company's credit products, interest-rate and currency products, and commodities groups. The revenue increases in credit and interest rate products reflected tighter spreads, strong investor demand and an improved trading environment. Higher commodities revenues were driven by higher volatilities, largely in oil markets.

    -- Equity sales and trading net revenues declined 9 percent from a year ago to $865 million, primarily due to lower revenues from the Company's global cash business.

    -- Advisory revenues were $141 million, down 44 percent from last year due to declining levels of global M&A activity.
        Industry-wide, global completed M&A transaction volume fell 18 percent compared with second quarter 2002.(1)

    -- Underwriting revenues of $322 million were 5 percent below last year's second quarter, despite a 41 percent industry-wide decline in overall equity underwriting activity and a 78 percent decline in IPOs. Fixed income activity was essentially unchanged from a year ago. An improved market share in equity and a stable market share in fixed income contributed to these results.(2)

    -- For the calendar year-to-date, the Company ranked third in completed global M&A with a 20 percent market share; sixth in announced global M&A with a 13 percent market share; second in worldwide equity and equity related issuances with a 13 percent market share; and fourth in U.S. investment grade debt issuances with an 11 percent market share.(3)

    INDIVIDUAL INVESTOR GROUP

    The Individual Investor Group reported a $2 million net loss compared to $12 million in net income for second quarter 2002.

    -- Net revenues decreased 11 percent from a year ago to $924 million. Retail participation in equity markets was below last year's levels, and asset management fees declined primarily as a result of lower assets under management.

    -- Non-interest expenses of $916 million were 10 percent below last year.

    -- Total client assets of $532 billion were 7 percent lower than the end of last year's second quarter, reflecting, in part, a 10 percent decline for the S&P 500. Client assets in fee-based accounts fell 3 percent to $113 billion over the past twelve months. However, the percentage of client assets in fee-based accounts increased to 21 percent from 20 percent a year ago.

    -- At quarter-end, the number of global financial advisors was 11,644 -- a decrease of 412 for the quarter and 2,063 over the past year.

    INVESTMENT MANAGEMENT

    Investment Management net income declined 23 percent from last year's second quarter to $109 million. Lower revenues, reflecting a decrease in average assets under management and a shift in asset mix away from equity products, drove the earnings decline. An 8 percent decline in non-interest expenses partially offset the lower revenues.

    -- The Company's assets under management were $421 billion, up $17 billion over the first quarter of this year but $30 billion below the second quarter of last year. The increase during the quarter was due to market appreciation, while the decline from last year reflected market depreciation and negative net customer flows.

    -- Retail assets of $259 billion were $13 billion higher than the end of the first quarter but $17 billion lower than a year ago. Institutional assets were $162 billion, an increase of $4 billion for the quarter but $13 billion below last year.

    -- Among full-service brokerage firms, the Company had the highest number of domestic funds (47) receiving one of Morningstar's two highest ratings.(4) In addition, the percent of the Company's fund assets performing in the top half of the Lipper rankings over three years was 69 percent compared to 71 percent a year ago.(5)

    CREDIT SERVICES

    Credit Services quarterly net income of $194 million was slightly below the second quarter of 2002. On a managed basis, increases in the provision for loan losses and non-interest expenses were offset by higher net interest income and merchant and cardmember fees.

    -- Managed credit card loans at quarter end rose 3 percent from a year ago to $50.9 billion. The interest rate spread widened 6 basis points over the same period, as a decline in the cost of funds more than offset a lower finance charge yield.

    -- Merchant and cardmember fees rose 2 percent to $524 million as a result of higher merchant discount fees from increased transaction volume. Transaction volume also rose 2 percent from a year ago to $24.0 billion, primarily as a result of increased sales.

    -- The credit card net charge-off rate increased to 6.50 percent -- 15 basis points above a year ago. The over-30-day delinquency rate increased 58 basis points to 6.21 percent, and the over-90-day delinquency rate increased 36 basis points to 3.01 percent from the second quarter of 2002. Persistent weakness in the economy, reflected in high levels of unemployment and bankruptcy filings, has driven losses and delinquencies higher.

    -- Non-interest expenses of $576 million were up 2 percent compared to second quarter 2002 driven by higher marketing and advertising expenses.

    As of May 31, 2003, the Company had repurchased approximately 9 million shares of its common stock since the end of fiscal 2002. The Company also announced that its Board of Directors declared a $0.23 quarterly dividend per common share. The dividend is payable on July 31, 2003, to common shareholders of record on July 11, 2003.
    Total capital at May 31, 2003 was $78.7 billion, including $25.3 billion of common shareholders' equity and preferred securities subject to mandatory redemption. Book value per common share was $20.83, based on 1.1 billion shares outstanding.
    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 27 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

    Access this press release on-line @www.morganstanley.com

                                 # # #

                 (See Attached Schedules)

    This release may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Competition" and "Regulation" in Part I, Item 1 in the Company's 2002 Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for fiscal 2003.

(1), (2) Source: Thomson Financial Securities Data -- for the periods:
March 1, 2002 to May 31, 2002 and March 1, 2003 to May 31, 2003.

(3) Source: Thomson Financial Securities Data -- for the period January 1, 2003 to May 31, 2003.

(4) Full service brokerage firms include: Merrill Lynch, Citigroup and Prudential. As of April 30, 2003.

(5) As of April 30, 2003.

                               MORGAN STANLEY
                              Financial Summary
                      (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Net revenues
 Institutional Securities           $     2,706  $     2,435     11%
 Individual Investor Group                  924        1,041    (11%)
 Investment Management                      535          622    (14%)
 Credit Services                            884          874      1%
                                    ------------ ------------
 Consolidated net revenues          $     5,049  $     4,972      2%
                                    ============ ============
Net income / (loss)
 Institutional Securities           $       298  $       448    (33%)
 Individual Investor Group                   (2)          12   (117%)
 Investment Management                      109          141    (23%)
 Credit Services                            194          196     (1%)
                                    ------------ ------------
 Consolidated net income            $       599  $       797    (25%)
                                    ============ ============

Basic earnings per common share     $      0.56  $      0.73    (23%)

Diluted earnings per common share   $      0.55  $      0.72    (24%)

Average common shares outstanding
 Basic                                  1,077.4      1,085.0
 Diluted                                1,097.5      1,113.9
Period end common
 shares outstanding                     1,086.7      1,097.1

Return on common equity                    10.6%        15.1%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
                              Financial Summary
                      (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Net revenues
 Institutional Securities           $     2,706  $     3,161    (14%)
 Individual Investor Group                  924          900      3%
 Investment Management                      535          519      3%
 Credit Services                            884          898     (2%)
                                    ------------ ------------
 Consolidated net revenues          $     5,049  $     5,478     (8%)
                                    ============ ============
Net income / (loss)
 Institutional Securities           $       298  $       618    (52%)
 Individual Investor Group                   (2)          (1)  (100%)
 Investment Management                      109          106      3%
 Credit Services                            194          182      7%
                                    ------------ ------------
 Consolidated net income            $       599  $       905    (34%)
                                    ============ ============

Basic earnings per common share     $      0.56  $      0.84    (33%)

Diluted earnings per common share   $      0.55  $      0.82    (33%)

Average common shares outstanding
 Basic                                  1,077.4      1,079.1
 Diluted                                1,097.5      1,099.7
Period end common
 shares outstanding                     1,086.7      1,089.7

Return on common equity                    10.6%        16.3%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
                              Financial Summary
                      (unaudited, dollars in millions)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Net revenues
 Institutional Securities           $     5,867  $     5,235     12%
 Individual Investor Group                1,824        2,060    (11%)
 Investment Management                    1,054        1,245    (15%)
 Credit Services                          1,782        1,697      5%
                                    ------------ ------------
 Consolidated net revenues          $    10,527  $    10,237      3%
                                    ============ ============
Net income / (loss)
 Institutional Securities           $       916  $       978     (6%)
 Individual Investor Group                   (3)          19   (116%)
 Investment Management                      215          285    (25%)
 Credit Services                            376          363      4%
                                    ------------ ------------
 Consolidated net income            $     1,504  $     1,645     (9%)
                                    ============ ============

Basic earnings per common share     $      1.40  $      1.52     (8%)

Diluted earnings per common share   $      1.37  $      1.48     (7%)

Average common shares outstanding
 Basic                                  1,077.4      1,084.2
 Diluted                                1,097.8      1,113.9
Period end common
 shares outstanding                     1,086.7      1,097.1

Return on common equity                    13.4%        15.7%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $       536  $       663    (19%)
Principal transactions:
 Trading                                  1,583          696    127%
 Investments                                 59          (16)     *
Commissions                                 709          900    (21%)
Fees:
 Asset management, distribution
  and administration                        885        1,054    (16%)
 Merchant and cardmember                    339          347     (2%)
 Servicing                                  503          506     (1%)
Interest and dividends                    3,692        3,877     (5%)
Other                                       112          129    (13%)
                                    ------------ ------------
 Total revenues                           8,418        8,156      3%
Interest expense                          3,060        2,844      8%
Provision for consumer loan losses          309          340     (9%)
                                    ------------ ------------
 Net revenues                             5,049        4,972      2%
                                    ------------ ------------
Compensation and benefits                 2,272        2,236      2%
Occupancy and equipment                     195          208     (6%)
Brok., clearing and exchange fees           202          176     15%
Info processing and communications          316          337     (6%)
Marketing and business development          257          259     (1%)
Professional services                       259          250      4%
Other                                       633          259    144%
                                    ------------ ------------
 Total non-interest expenses              4,134        3,725     11%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                    915        1,247    (27%)
Income tax expense                          276          428    (36%)
Div. on pref. securities subject
 to mandatory redemption                     40           22     82%
                                    ------------ ------------
Net income                          $       599  $       797    (25%)
                                    ============ ============

Comp & benefits as a % of net rev.           45%          45%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Investment banking                  $       536  $       589     (9%)
Principal transactions:
 Trading                                  1,583        1,556      2%
 Investments                                 59          (22)     *
Commissions                                 709          670      6%
Fees:
 Asset management, distribution
  and administration                        885          903     (2%)
 Merchant and cardmember                    339          363     (7%)
 Servicing                                  503          567    (11%)
Interest and dividends                    3,692        3,789     (3%)
Other                                       112           87     29%
                                    ------------ ------------
 Total revenues                           8,418        8,502     (1%)
Interest expense                          3,060        2,688     14%
Provision for consumer loan losses          309          336     (8%)
                                    ------------ ------------
 Net revenues                             5,049        5,478     (8%)
                                    ------------ ------------
Compensation and benefits                 2,272        2,548    (11%)
Occupancy and equipment                     195          196     (1%)
Brok., clearing and exchange fees           202          191      6%
Info processing and communications          316          316     --
Marketing and business development          257          269     (4%)
Professional services                       259          225     15%
Other                                       633          307    106%
                                    ------------ ------------
 Total non-interest expenses              4,134        4,052      2%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                    915        1,426    (36%)
Income tax expense                          276          499    (45%)
Div. on pref. securities subject
 to mandatory redemption                     40           22     82%
                                    ------------ ------------
Net income                          $       599  $       905    (34%)
                                    ============ ============

Comp & benefits as a % of net rev.           45%          47%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                         Six Months Ended       %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $     1,125  $     1,337    (16%)
Principal transactions:
 Trading                                  3,139        1,828     72%
 Investments                                 37           17    118%
Commissions                               1,379        1,677    (18%)
Fees:
 Asset management, distribution
  and administration                      1,788        2,070    (14%)
 Merchant and cardmember                    702          689      2%
 Servicing                                1,070        1,046      2%
Interest and dividends                    7,481        7,713     (3%)
Other                                       199          325    (39%)
                                    ------------ ------------
 Total revenues                          16,920       16,702      1%
Interest expense                          5,748        5,780     (1%)
Provision for consumer loan losses          645          685     (6%)
                                    ------------ ------------
 Net revenues                            10,527       10,237      3%
                                    ------------ ------------
Compensation and benefits                 4,820        4,725      2%
Occupancy and equipment                     391          406     (4%)
Brok., clearing and exchange fees           393          355     11%
Info processing and communications          632          659     (4%)
Marketing and business development          526          513      3%
Professional services                       484          475      2%
Other                                       940          510     84%
                                    ------------ ------------
 Total non-interest expenses              8,186        7,643      7%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                  2,341        2,594    (10%)
Income tax expense                          775          905    (14%)
Div. on pref. securities subject
 to mandatory redemption                     62           44     41%
                                    ------------ ------------
Net income                          $     1,504  $     1,645     (9%)
                                    ============ ============

Comp & benefits as a % of net rev.           46%          46%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
               Institutional Securities Income Statement Information
                      (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $       463  $       588    (21%)
Principal transactions:
 Trading                                  1,439          568      *
 Investments                                 46          (17)     *
Commissions                                 424          560    (24%)
Asset management, distribution
 and administration fees                     20           23    (13%)
Interest and dividends                    3,071        3,172     (3%)
Other                                        77           92    (16%)
                                    ------------ ------------
 Total revenues                           5,540        4,986     11%
Interest expense                          2,834        2,551     11%
                                    ------------ ------------
 Net revenues                             2,706        2,435     11%
                                    ------------ ------------

Total non-interest expenses               2,281        1,752     30%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                    425          683    (38%)
Income tax expense                           87          213    (59%)
Div. on pref. securities subject
 to mandatory redemption                     40           22     82%
                                    ------------ ------------
Net income                          $       298  $       448    (33%)
                                    ============ ============

Profit margin (1)                           11%          18%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
               Institutional Securities Income Statement Information
                      (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Investment banking                  $       463  $       503     (8%)
Principal transactions:
 Trading                                  1,439        1,425      1%
 Investments                                 46          (11)     *
Commissions                                 424          415      2%
Asset management, distribution
 and administration fees                     20           22     (9%)
Interest and dividends                    3,071        3,166     (3%)
Other                                        77           61     26%
                                    ------------ ------------
 Total revenues                           5,540        5,581     (1%)
Interest expense                          2,834        2,420     17%
                                    ------------ ------------
 Net revenues                             2,706        3,161    (14%)
                                    ------------ ------------

Total non-interest expenses               2,281        2,194      4%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                    425          967    (56%)
Income tax expense                           87          327    (73%)
Div. on pref. securities subject
 to mandatory redemption                     40           22     82%
                                    ------------ ------------
Net income                          $       298  $       618    (52%)
                                    ============ ============

Profit margin (1)                           11%          20%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
               Institutional Securities Income Statement Information
                      (unaudited, dollars in millions)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $       966  $     1,191    (19%)
Principal transactions:
 Trading                                  2,864        1,525     88%
 Investments                                 35           13      *
Commissions                                 839        1,052    (20%)
Asset management, distribution
 and administration fees                     42           48    (13%)
Interest and dividends                    6,237        6,351     (2%)
Other                                       138          235    (41%)
                                    ------------ ------------
 Total revenues                          11,121       10,415      7%
Interest expense                          5,254        5,180      1%
                                    ------------ ------------
 Net revenues                             5,867        5,235     12%
                                    ------------ ------------

Total non-interest expenses               4,475        3,705     21%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                  1,392        1,530     (9%)
Income tax expense                          414          508    (19%)
Div. on pref. securities subject
 to mandatory redemption                     62           44     41%
                                    ------------ ------------
Net income                          $       916  $       978     (6%)
                                    ============ ============

Profit margin (1)                           16%          19%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
              Individual Investor Group Income Statement Information
                      (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $        64  $        67     (4%)
Principal transactions:
 Trading                                    144          128     13%
 Investments                                  0            0     --
Commissions                                 275          328    (16%)
Asset management, distribution
 and administration fees                    372          444    (16%)
Interest and dividends                       77           97    (21%)
Other                                        20           12     67%
                                    ------------ ------------
 Total revenues                             952        1,076    (12%)
Interest expense                             28           35    (20%)
                                    ------------ ------------
 Net revenues                               924        1,041    (11%)
                                    ------------ ------------

Total non-interest expenses                 916        1,017    (10%)
                                    ------------ ------------

Income / (loss) before income taxes           8           24    (67%)
Income tax expense / (benefit)               10           12    (17%)
                                    ------------ ------------
Net income / (loss)                 $        (2) $        12   (117%)
                                    ============ ============

Profit margin (1)                            0%           1%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
              Individual Investor Group Income Statement Information
                      (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Investment banking                  $        64  $        78    (18%)
Principal transactions:
 Trading                                    144          131     10%
 Investments                                  0            0     --
Commissions                                 275          245     12%
Asset management, distribution
 and administration fees                    372          376     (1%)
Interest and dividends                       77           74      4%
Other                                        20           24    (17%)
                                    ------------ ------------
 Total revenues                             952          928      3%
Interest expense                             28           28     --
                                    ------------ ------------
 Net revenues                               924          900      3%
                                    ------------ ------------

Total non-interest expenses                 916          903      1%
                                    ------------ ------------

Income / (loss) before income taxes           8           (3)     *
Income tax expense / (benefit)               10           (2)     *
                                    ------------ ------------
Net income / (loss)                 $        (2) $        (1)  (100%)
                                    ============ ============

Profit margin (1)                            0%           0%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
              Individual Investor Group Income Statement Information
                      (unaudited, dollars in millions)

                                         Six Months Ended       %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $       142  $       129     10%
Principal transactions:
 Trading                                    275          303     (9%)
 Investments                                  0            1      *
Commissions                                 520          602    (14%)
Asset management, distribution
 and administration fees                    748          865    (14%)
Interest and dividends                      151          193    (22%)
Other                                        44           39     13%
                                    ------------ ------------
 Total revenues                           1,880        2,132    (12%)
Interest expense                             56           72    (22%)
                                    ------------ ------------
 Net revenues                             1,824        2,060    (11%)
                                    ------------ ------------

Total non-interest expenses               1,819        2,027    (10%)
                                    ------------ ------------

Income / (loss) before income taxes           5           33    (85%)
Income tax expense / (benefit)                8           14    (43%)
                                    ------------ ------------
Net income / (loss)                 $        (3) $        19   (116%)
                                    ============ ============

Profit margin (1)                            0%           1%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
              Investment Management Income Statement Information
                      (unaudited, dollars in millions)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $         9  $         8     13%
Principal transactions:
 Investments                                 13            1      *
Commissions                                  10           12    (17%)
Asset management, distribution
 and administration fees                    493          587    (16%)
Interest and dividends                        1            6    (83%)
Other                                        10            8     25%
                                    ------------ ------------
 Total revenues                             536          622    (14%)
Interest expense                              1            0      *
                                    ------------ ------------
 Net revenues                               535          622    (14%)
                                    ------------ ------------

Total non-interest expenses                 361          394     (8%)
                                    ------------ ------------
Income before income taxes                  174          228    (24%)
Income tax expense                           65           87    (25%)
                                    ------------ ------------
Net income                          $       109  $       141    (23%)
                                    ============ ============

Profit margin (1)                           20%          23%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
              Investment Management Income Statement Information
                      (unaudited, dollars in millions)

                                        Quarter Ended           %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Investment banking                  $         9  $         8     13%
Principal transactions:
 Investments                                 13          (11)     *
Commissions                                  10           10     --
Asset management, distribution
 and administration fees                    493          505     (2%)
Interest and dividends                        1            3    (67%)
Other                                        10            5    100%
                                    ------------ ------------
 Total revenues                             536          520      3%
Interest expense                              1            1     --
                                    ------------ ------------
 Net revenues                               535          519      3%
                                    ------------ ------------

Total non-interest expenses                 361          347      4%
                                    ------------ ------------
Income before income taxes                  174          172      1%
Income tax expense                           65           66     (2%)
                                    ------------ ------------
Net income                          $       109  $       106      3%
                                    ============ ============

Profit margin (1)                           20%          20%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
              Investment Management Income Statement Information
                      (unaudited, dollars in millions)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $        17  $        17     --
Principal transactions:
 Investments                                  2            3    (33%)
Commissions                                  20           23    (13%)
Asset management, distribution
 and administration fees                    998        1,157    (14%)
Interest and dividends                        4           14    (71%)
Other                                        15           32    (53%)
                                    ------------ ------------
 Total revenues                           1,056        1,246    (15%)
Interest expense                              2            1    100%
                                    ------------ ------------
 Net revenues                             1,054        1,245    (15%)
                                    ------------ ------------

Total non-interest expenses                 708          781     (9%)
                                    ------------ ------------
Income before income taxes                  346          464    (25%)
Income tax expense                          131          179    (27%)
                                    ------------ ------------
Net income                          $       215  $       285    (25%)
                                    ============ ============

Profit margin (1)                           20%          23%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                Credit Services Income Statement Information
                      (unaudited, dollars in millions)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       339  $       347     (2%)
 Servicing                                  503          506     (1%)
Other                                         5           17    (71%)
                                    ------------ ------------
 Total non-interest revenues                847          870     (3%)

Interest revenue                            543          602    (10%)
Interest expense                            197          258    (24%)
                                    ------------ ------------
 Net interest income                        346          344      1%

Provision for consumer loan losses          309          340     (9%)
                                    ------------ ------------
 Net credit income                           37            4      *
                                    ------------ ------------
 Net revenues                               884          874      1%
                                    ------------ ------------

Total non-interest expenses                 576          562      2%
                                    ------------ ------------
Income before taxes                         308          312     (1%)
Income tax expense                          114          116     (2%)
                                    ------------ ------------
Net income                          $       194  $       196     (1%)
                                    ============ ============

Profit margin (1)                           22%          22%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                Credit Services Income Statement Information
                      (unaudited, dollars in millions)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       339  $       363     (7%)
 Servicing                                  503          567    (11%)
Other                                         5           (3)     *
                                    ------------ ------------
 Total non-interest revenues                847          927     (9%)

Interest revenue                            543          546     (1%)
Interest expense                            197          239    (18%)
                                    ------------ ------------
 Net interest income                        346          307     13%

Provision for consumer loan losses          309          336     (8%)
                                    ------------ ------------
 Net credit income                           37          (29)     *
                                    ------------ ------------
 Net revenues                               884          898     (2%)
                                    ------------ ------------

Total non-interest expenses                 576          608     (5%)
                                    ------------ ------------
Income before taxes                         308          290      6%
Income tax expense                          114          108      6%
                                    ------------ ------------
Net income                          $       194  $       182      7%
                                    ============ ============

Profit margin (1)                           22%          20%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                Credit Services Income Statement Information
                      (unaudited, dollars in millions)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       702  $       689      2%
 Servicing                                1,070        1,046      2%
Other                                         2           19    (89%)
                                    ------------ ------------
 Total non-interest revenues              1,774        1,754      1%

Interest revenue                          1,089        1,155     (6%)
Interest expense                            436          527    (17%)
                                    ------------ ------------
 Net interest income                        653          628      4%

Provision for consumer loan losses          645          685     (6%)
                                    ------------ ------------
 Net credit income                            8          (57)   114%
                                    ------------ ------------
 Net revenues                             1,782        1,697      5%
                                    ------------ ------------

Total non-interest expenses               1,184        1,130      5%
                                    ------------ ------------
Income before taxes                         598          567      5%
Income tax expense                          222          204      9%
                                    ------------ ------------
Net income                          $       376  $       363      4%
                                    ============ ============

Profit margin (1)                           21%          21%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                Credit Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       524  $       516      2%
 Servicing                                    0            0     --
Other                                        35           36     (3%)
                                    ------------ ------------
 Total non-interest revenues                559          552      1%

Interest revenue                          1,592        1,614     (1%)
Interest expense                            410          480    (15%)
                                    ------------ ------------
 Net interest income                      1,182        1,134      4%

Provision for consumer loan losses          857          812      6%
                                    ------------ ------------
 Net credit income                          325          322      1%
                                    ------------ ------------
 Net revenues                               884          874      1%
                                    ------------ ------------

Total non-interest expenses                 576          562      2%
                                    ------------ ------------
Income before taxes                         308          312     (1%)
Income tax expense                          114          116     (2%)
                                    ------------ ------------
Net income                          $       194  $       196     (1%)
                                    ============ ============

Profit margin (1)                           22%          22%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                Credit Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       524  $       547     (4%)
 Servicing                                    0            0     --
Other                                        35           54    (35%)
                                    ------------ ------------
 Total non-interest revenues                559          601     (7%)

Interest revenue                          1,592        1,580      1%
Interest expense                            410          441     (7%)
                                    ------------ ------------
 Net interest income                      1,182        1,139      4%

Provision for consumer loan losses          857          842      2%
                                    ------------ ------------
 Net credit income                          325          297      9%
                                    ------------ ------------
 Net revenues                               884          898     (2%)
                                    ------------ ------------

Total non-interest expenses                 576          608     (5%)
                                    ------------ ------------
Income before taxes                         308          290      6%
Income tax expense                          114          108      6%
                                    ------------ ------------
Net income                          $       194  $       182      7%
                                    ============ ============

Profit margin (1)                           22%          20%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                Credit Services Income Statement Information
                       (unaudited, dollars in millions)
                             (Managed loan basis)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $     1,071  $     1,043      3%
 Servicing                                    0            0     --
Other                                        89           52     71%
                                    ------------ ------------
 Total non-interest revenues              1,160        1,095      6%

Interest revenue                          3,172        3,225     (2%)
Interest expense                            851          979    (13%)
                                    ------------ ------------
 Net interest income                      2,321        2,246      3%

Provision for consumer loan losses        1,699        1,644      3%
                                    ------------ ------------
 Net credit income                          622          602      3%
                                    ------------ ------------
 Net revenues                             1,782        1,697      5%
                                    ------------ ------------

Total non-interest expenses               1,184        1,130      5%
                                    ------------ ------------
Income before taxes                         598          567      5%
Income tax expense                          222          204      9%
                                    ------------ ------------
Net income                          $       376  $       363      4%
                                    ============ ============

Profit margin (1)                           21%          21%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------

Total assets (millions)             $   586,881  $   553,924      6%
Adjusted assets (1)                 $   406,977  $   382,306      6%
Period end common shares
 outstanding(millions)                  1,086.7      1,097.1     (1%)
Book value per common share         $     20.83  $     19.39      7%
Shareholders' equity (millions) (2) $    25,341  $    22,486     13%
Total capital (millions) (3)        $    78,665  $    67,690     16%
Worldwide employees                      53,507       58,538     (9%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread   $        41  $        34
  Equity price                               23           26
  Foreign exchange rate                      11            5
  Commodity price                            27           27
  Aggregate trading VaR             $        54  $        52

(1) Represents total assets less assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. See page F-17 for further information.
(2) Includes preferred and common equity and preferred securities subject to mandatory redemption.
(3) Includes preferred and common equity, preferred securities subject to mandatory redemption, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's Institutional trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's Institutional trading businesses.
    For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part
    II, Item 7A "Quantitative and Qualitative Disclosures about
    Market Risk" in the firm's Annual Report on Form 10-k for the fiscal year ended November 30, 2002.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------

Total assets (millions)             $   586,881  $   559,436      5%
Adjusted assets (1)                 $   406,977  $   389,103      5%
Period end common shares
 outstanding(millions)                  1,086.7      1,089.7     --
Book value per common share         $     20.83  $     20.62      1%
Shareholders' equity (millions) (2) $    25,341  $    24,475      4%
Total capital (millions) (3)        $    78,665  $    72,432      9%
Worldwide employees                      53,507       54,493     (2%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread   $        41  $        42
  Equity price                               23           24
  Foreign exchange rate                      11           12
  Commodity price                            27           29
  Aggregate trading VaR             $        54  $        52

(1) Represents total assets less assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. See page F-17 for further information.
(2) Includes preferred and common equity and preferred securities subject to mandatory redemption.
(3) Includes preferred and common equity, preferred securities subject to mandatory redemption, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's Institutional trading positions if the portfolio were held constant for a one day period. The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's Institutional trading businesses.
    For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part
    II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the firm's Annual Report on Form 10-k for the fiscal year ended November 30, 2002.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Institutional Securities
Advisory revenue (millions)         $       141  $       250    (44%)
Underwriting revenue (millions)     $       322  $       338     (5%)

Sales and trading net revenue
(millions) (1)
  Equity                            $       865  $       953     (9%)
  Fixed income                      $     1,308  $       881     48%

Mergers and acquisitions announced trans (2)
 Morgan Stanley global market
  volume (billions)                 $      48.4  $      85.4
 Rank                                         6            3

Worldwide equity and related issues (2)
 Morgan Stanley global market
  volume (billions)                 $      13.5  $      11.3
 Rank                                         2            5

Individual Investor Group
Global financial advisors                11,644       13,707    (15%)
Total client assets (billions)      $       532  $       570     (7%)
Fee-based client account
 assets (billions) (3)              $       113  $       116     (3%)
Domestic retail locations                   547          663    (17%)


(1) Includes principal trading, commissions and net interest revenue.
(2)  Source: Thomson Financial Securities Data - January 1 to
     May 31, 2003.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Institutional Securities
Advisory revenue (millions)         $       141  $       166    (15%)
Underwriting revenue (millions)     $       322  $       337     (4%)

Sales and trading net revenue
(millions) (1)
  Equity                            $       865  $       977    (11%)
  Fixed income                      $     1,308  $     1,662    (21%)

Mergers and acquisitions announced trans (2)
 Morgan Stanley global market
  volume (billions)                 $      48.4  $      26.8
 Rank                                         6            2

Worldwide equity and related issues (2)
 Morgan Stanley global market
  volume (billions)                 $      13.5  $       3.8
 Rank                                         2            2

Individual Investor Group
Global financial advisors                11,644       12,056     (3%)
Total client assets (billions)      $       532  $       498      7%
Fee-based client account
 assets (billions) (3)              $       113  $       105      8%
Domestic retail locations                   547          558     (2%)


(1) Includes principal trading, commissions and net interest revenue.
(2)  Source: Thomson Financial Securities Data - January 1 to
     May 31, 2003.
(3) Represents the amount of assets in clients accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                 Financial Information and Statistical Data
                                 (unaudited)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Institutional Securities
Advisory revenue (millions)         $       307  $       542    (43%)
Underwriting revenue (millions)     $       659  $       649      2%

Sales and trading net revenue
(millions) (1)
  Equity                            $     1,842  $     1,884     (2%)
  Fixed income                      $     2,970  $     2,004     48%

(1) Includes principal trading, commissions and net interest revenue.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                   MORGAN STANLEY
                                  Statistical Data
                                    (unaudited)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------

Investment Management ($ billions)

Net flows
  Retail                            $       1.2  $       1.2     --
  Institutional                            (4.0)        (0.6)     *
                                    ------------ ------------
   Net flows excluding money markets       (2.8)         0.6      *
                                    ------------ ------------
  Money markets                            (2.6)        (4.1)    37%

Assets under management or supervision by distribution channel
  Retail                            $       259  $       276     (6%)
  Institutional                             162          175     (7%)
                                    ------------ ------------
   Total                            $       421  $       451     (7%)
                                    ============ ============

Assets under management or supervision by asset class
  Equity                            $       174  $       201    (13%)
  Fixed income                              127          126      1%
  Money market                               65           65     --
  Other (1)                                  55           59     (7%)
                                    ------------ ------------
   Total                            $       421  $       451     (7%)
                                    ============ ============

(1) Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                   MORGAN STANLEY
                                  Statistical Data
                                    (unaudited)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------

Investment Management ($ billions)

Net flows
  Retail                            $       1.2  $      (0.5)     *
  Institutional                            (4.0)        (2.5)   (60%)
                                    ------------ ------------
   Net flows excluding money markets       (2.8)        (3.0)     7%
                                    ------------ ------------
  Money markets                            (2.6)        (0.9)     *

Assets under management or supervision by distribution channel
  Retail                            $       259  $       246      5%
  Institutional                             162          158      3%
                                    ------------ ------------
   Total                            $       421  $       404      4%
                                    ============ ============

Assets under management or supervision by asset class
  Equity                            $       174  $       155     12%
  Fixed income                              127          129     (2%)
  Money market                               65           67     (3%)
  Other (1)                                  55           53      4%
                                    ------------ ------------
   Total                            $       421  $       404      4%
                                    ============ ============

(1) Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                   MORGAN STANLEY
                                  Statistical Data
                                    (unaudited)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------

Investment Management ($ billions)

Net flows
  Retail                            $       0.7  $       2.8    (75%)
  Institutional                            (6.5)        (1.2)     *
                                    ------------ ------------
   Net flows excluding money markets       (5.8)         1.6      *
                                    ------------ ------------
  Money markets                            (3.5)        (5.3)    34%

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                  Financial Information and Statistical Data
                      (unaudited, dollars in millions)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Credit Services

Owned credit card loans
 Period end                         $    18,465  $    19,834     (7%)
 Average                            $    19,120  $    20,362     (6%)

Managed credit card loans (1)
 Period end                         $    50,880  $    49,377      3%
 Average                            $    51,174  $    49,379      4%
 Interest yield                           11.97%       12.64% (67 bp)
 Interest spread                           8.78%        8.72%   6 bp
 Net charge-off rate                       6.50%        6.35%  15 bp
 Delinquency rate (over 30 days)           6.21%        5.63%  58 bp
 Delinquency rate (over 90 days)           3.01%        2.65%  36 bp

 Transaction volume (billions)      $      24.0  $      23.5      2%
 Accounts (millions)                       46.4         46.2      1%
 Active accounts (millions)                21.8         23.4     (7%)
 Average receivables per average
  active account (actual $)         $     2,319  $     2,086     11%
 Securitization gain                $        11  $        11     --

(1) Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                  Financial Information and Statistical Data
                      (unaudited, dollars in millions)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Credit Services

Owned credit card loans
 Period end                         $    18,465  $    20,847    (11%)
 Average                            $    19,120  $    22,305    (14%)

Managed credit card loans (1)
 Period end                         $    50,880  $    51,811     (2%)
 Average                            $    51,174  $    52,802     (3%)
 Interest yield                           11.97%       11.78%  19 bp
 Interest spread                           8.78%        8.36%  42 bp
 Net charge-off rate                       6.50%        6.17%  33 bp
 Delinquency rate (over 30 days)           6.21%        6.33% (12 bp)
 Delinquency rate (over 90 days)           3.01%        2.95%   6 bp

 Transaction volume (billions)      $      24.0  $      26.1     (8%)
 Accounts (millions)                       46.4         46.5     --
 Active accounts (millions)                21.8         22.3     (2%)
 Average receivables per average
  active account (actual $)         $     2,319  $     2,333     (1%)
 Securitization gain                $        11  $        35    (69%)

(1) Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                MORGAN STANLEY
                  Financial Information and Statistical Data
                      (unaudited, dollars in millions)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Credit Services

Owned credit card loans
 Period end                         $    18,465  $    19,834     (7%)
 Average                            $    20,695  $    20,459      1%

Managed credit card loans (1)
 Period end                         $    50,880  $    49,377      3%
 Average                            $    51,979  $    49,882      4%
 Interest yield                           11.87%       12.63% (76 bp)
 Interest spread                           8.56%        8.66% (10 bp)
 Net charge-off rate                       6.34%        6.38%  (4 bp)
 Delinquency rate (over 30 days)           6.21%        5.63%  58 bp
 Delinquency rate (over 90 days)           3.01%        2.65%  36 bp

 Transaction volume (billions)      $      50.1  $      47.6      5%
 Accounts (millions)                       46.4         46.2      1%
 Active accounts (millions)                21.8         23.4     (7%)
 Average receivables per average
  active account (actual $)         $     2,326  $     2,092     11%
 Securitization gain                $        46  $        19    142%

(1) Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY


The following (page F-12) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company's results with those of other companies in the financial services industry. Morgan Stanley also provides this type of presentation for its credit services activities (page F-13) in order to provide helpful comparison to other credit card issuers.

                                  MORGAN STANLEY
        Inst'l Securities, Individual Investor Group and Investment Mgmt.
                      Combined Income Statement Information
                        (unaudited, dollars in millions)

                                          Quarter Ended         %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $       536  $       663    (19%)
Principal transactions:
 Trading                                  1,583          696    127%
 Investments                                 59          (16)     *
Commissions                                 709          900    (21%)
Asset management, distribution
 and administration fees                    885        1,054    (16%)
Interest and dividends                    3,149        3,275     (4%)
Other                                       107          112     (4%)
                                    ------------ ------------
 Total revenues                           7,028        6,684      5%
Interest expense                          2,863        2,586     11%
                                    ------------ ------------
 Net revenues                             4,165        4,098      2%
                                    ------------ ------------
Compensation and benefits                 2,069        2,039      1%
Occupancy and equipment                     176          190     (7%)
Brok., clearing and exchange fees           202          176     15%
Info processing and communications          234          246     (5%)
Marketing and business development          129          157    (18%)
Professional services                       196          191      3%
Other                                       552          164      *
                                    ------------ ------------
 Total non-interest expenses              3,558        3,163     12%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                    607          935    (35%)
Income tax expense                          162          312    (48%)
Div. on pref. securities subject
 to mandatory redemption                     40           22     82%
                                    ------------ ------------
Net income                          $       405  $       601    (33%)
                                    ============ ============

Comp & benefits as a % of net rev.           50%          50%
Non-comp expenses as a % of net rev.         36%          27%
Profit margin (1)                            10%          15%

Number of employees (2)                  38,031       43,237    (12%)

(1)   Net income as a % of net revenues.
(2) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
    Inst'l Securities, Individual Investor Group and Investment Mgmt.
                     Combined Income Statement Information
                       (unaudited, dollars in millions)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Investment banking                  $       536  $       589     (9%)
Principal transactions:
 Trading                                  1,583        1,556      2%
 Investments                                 59          (22)     *
Commissions                                 709          670      6%
Asset management, distribution
 and administration fees                    885          903     (2%)
Interest and dividends                    3,149        3,243     (3%)
Other                                       107           90     19%
                                    ------------ ------------
 Total revenues                           7,028        7,029     --
Interest expense                          2,863        2,449     17%
                                    ------------ ------------
 Net revenues                             4,165        4,580     (9%)
                                    ------------ ------------
Compensation and benefits                 2,069        2,334    (11%)
Occupancy and equipment                     176          176     --
Brok., clearing and exchange fees           202          191      6%
Info processing and communications          234          228      3%
Marketing and business development          129          116     11%
Professional services                       196          174     13%
Other                                       552          225    145%
                                    ------------ ------------
 Total non-interest expenses              3,558        3,444      3%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                    607        1,136    (47%)
Income tax expense                          162          391    (59%)
Div. on pref. securities subject
 to mandatory redemption                     40           22     82%
                                    ------------ ------------
Net income                          $       405  $       723    (44%)
                                    ============ ============

Comp & benefits as a % of net rev.           50%          51%
Non-comp expenses as a % of net rev.         36%          24%
Profit margin (1)                            10%          16%

Number of employees (2)                  38,031       38,867     (2%)

(1)   Net income as a % of net revenues.
(2) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
    Inst'l Securities, Individual Investor Group and Investment Mgmt.
                     Combined Income Statement Information
                       (unaudited, dollars in millions)

                                         Six Months Ended       %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Investment banking                  $     1,125  $     1,337    (16%)
Principal transactions:
 Trading                                  3,139        1,828     72%
 Investments                                 37           17    118%
Commissions                               1,379        1,677    (18%)
Asset management, distribution
 and administration fees                  1,788        2,070    (14%)
Interest and dividends                    6,392        6,558     (3%)
Other                                       197          306    (36%)
                                    ------------ ------------
 Total revenues                          14,057       13,793      2%
Interest expense                          5,312        5,253      1%
                                    ------------ ------------
 Net revenues                             8,745        8,540      2%
                                    ------------ ------------
Compensation and benefits                 4,403        4,336      2%
Occupancy and equipment                     352          372     (5%)
Brok., clearing and exchange fees           393          355     11%
Info processing and communications          462          488     (5%)
Marketing and business development          245          291    (16%)
Professional services                       370          365      1%
Other                                       777          306      *
                                    ------------ ------------
 Total non-interest expenses              7,002        6,513      8%
                                    ------------ ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                  1,743        2,027    (14%)
Income tax expense                          553          701    (21%)
Div. on pref. securities subject
 to mandatory redemption                     62           44     41%
                                    ------------ ------------
Net income                          $     1,128  $     1,282    (12%)
                                    ============ ============

Comp & benefits as a % of net rev.           50%          51%
Non-comp expenses as a % of net rev.         30%          25%
Profit margin (1)                            13%          15%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
                Credit Services Income Statement Information
                     (unaudited, dollars in millions)
                            (Managed loan basis)

                                         Quarter Ended          %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       524  $       516      2%
 Servicing                                    0            0     --
Other                                        35           36     (3%)
                                    ------------ ------------
 Total non-interest revenues                559          552      1%
Interest revenue                          1,592        1,614     (1%)
Interest expense                            410          480    (15%)
                                    ------------ ------------
 Net interest income                      1,182        1,134      4%

Provision for consumer loan losses          857          812      6%
                                    ------------ ------------
 Net credit income                          325          322      1%
                                    ------------ ------------
 Net revenues                               884          874      1%
                                    ------------ ------------
Compensation and benefits                   203          197      3%
Occupancy and equipment                      19           18      6%
Info processing and communications           82           91    (10%)
Marketing and business development          128          102     25%
Professional services                        63           59      7%
Other                                        81           95    (15%)
                                    ------------ ------------
Total non-interest expenses                 576          562      2%
                                    ------------ ------------
Income before taxes                         308          312     (1%)
Income tax expense                          114          116     (2%)
                                    ------------ ------------
Net income                          $       194  $       196     (1%)
                                    ============ ============

Comp & benefits as a % of net rev.           23%          23%
Non-comp expenses as a % of net rev.         42%          42%
Profit margin (1)                            22%          22%

Number of employees                      15,476       15,301      1%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
                Credit Services Income Statement Information
                     (unaudited, dollars in millions)
                            (Managed loan basis)

                                         Quarter Ended          %
                                    May 31, 2003 Feb 28, 2003 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $       524  $       547     (4%)
 Servicing                                    0            0     --
Other                                        35           54    (35%)
                                    ------------ ------------
 Total non-interest revenues                559          601     (7%)
Interest revenue                          1,592        1,580      1%
Interest expense                            410          441     (7%)
                                    ------------ ------------
 Net interest income                      1,182        1,139      4%

Provision for consumer loan losses          857          842      2%
                                    ------------ ------------
 Net credit income                          325          297      9%
                                    ------------ ------------
 Net revenues                               884          898     (2%)
                                    ------------ ------------
Compensation and benefits                   203          214     (5%)
Occupancy and equipment                      19           20     (5%)
Info processing and communications           82           88     (7%)
Marketing and business development          128          153    (16%)
Professional services                        63           51     24%
Other                                        81           82     (1%)
                                    ------------ ------------
Total non-interest expenses                 576          608     (5%)
                                    ------------ ------------
Income before taxes                         308          290      6%
Income tax expense                          114          108      6%
                                    ------------ ------------
Net income                          $       194  $       182      7%
                                    ============ ============

Comp & benefits as a % of net rev.           23%          24%
Non-comp expenses as a % of net rev.         42%          44%
Profit margin (1)                            22%          20%

Number of employees                      15,476       15,626     (1%)

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
                Credit Services Income Statement Information
                     (unaudited, dollars in millions)
                            (Managed loan basis)

                                        Six Months Ended        %
                                    May 31, 2003 May 31, 2002 Change
                                    ------------ ------------ ------
Fees:
 Merchant and cardmember            $     1,071  $     1,043      3%
 Servicing                                    0            0     --
Other                                        89           52     71%
                                    ------------ ------------
 Total non-interest revenues              1,160        1,095      6%
Interest revenue                          3,172        3,225     (2%)
Interest expense                            851          979    (13%)
                                    ------------ ------------
 Net interest income                      2,321        2,246      3%

Provision for consumer loan losses        1,699        1,644      3%
                                    ------------ ------------
 Net credit income                          622          602      3%
                                    ------------ ------------
 Net revenues                             1,782        1,697      5%
                                    ------------ ------------
Compensation and benefits                   417          389      7%
Occupancy and equipment                      39           34     15%
Info processing and communications          170          171     (1%)
Marketing and business development          281          222     27%
Professional services                       114          110      4%
Other                                       163          204    (20%)
                                    ------------ ------------
Total non-interest expenses               1,184        1,130      5%
                                    ------------ ------------
Income before taxes                         598          567      5%
Income tax expense                          222          204      9%
                                    ------------ ------------
Net income                          $       376  $       363      4%
                                    ============ ============

Comp & benefits as a % of net rev.           23%          23%
Non-comp expenses as a % of net rev.         43%          44%
Profit margin (1)                            21%          21%

(1)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY


The following (pages F-14 - F-16) present a reconciliation for certain information disclosed on pages F-7, F-11 and F-13.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assumes that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

                          MORGAN STANLEY
         Financial Information and Statistical Data (1)
               (unaudited, dollars in millions)


                             Quarter Ended May 31, 2003
             --------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                   Net    -----------
              Period           Interest Interest Charge-   30    90
                End     Avg     Yield    Spread   offs    Days  Days
             -------- -------- -------- -------- -------- ----- -----

Owned        $18,465  $19,120   10.57%    6.28%    5.92%  5.27% 2.56%
Securitized   32,415   32,054   12.81%   10.23%    6.84%  6.74% 3.27%
             -------- -------- -------- -------- -------- ----- -----
Managed      $50,880  $51,174   11.97%    8.78%    6.50%  6.21% 3.01%
             ======== ========


                             Quarter Ended May 31, 2002
             --------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                   Net    -----------
              Period           Interest Interest Charge-   30    90
                End     Avg     Yield    Spread   offs    Days  Days
             -------- -------- -------- -------- -------- ----- -----

Owned        $19,834  $20,362   11.08%    5.81%    6.15%  5.23% 2.49%
Securitized   29,543   29,017   13.73%   10.71%    6.50%  5.91% 2.76%
             -------- -------- -------- -------- -------- ----- -----
Managed      $49,377  $49,379   12.64%    8.72%    6.35%  5.63% 2.65%
             ======== ========


                             Quarter Ended Feb 28, 2003
             --------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                   Net    -----------
              Period           Interest Interest Charge-   30    90
                End     Avg     Yield    Spread   offs    Days  Days
             -------- -------- -------- -------- -------- ----- -----

Owned        $20,847  $22,305    9.26%    4.73%    5.55%  5.60% 2.63%
Securitized   30,964   30,497   13.61%   10.96%    6.63%  6.82% 3.17%
             -------- -------- -------- -------- -------- ----- -----
Managed      $51,811  $52,802   11.78%    8.36%    6.17%  6.33% 2.95%
             ======== ========

(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY
         Financial Information and Statistical Data (1)
               (unaudited, dollars in millions)


                             Six Months Ended May 31, 2003
             --------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                   Net    -----------
              Period           Interest Interest Charge-   30    90
                End     Avg     Yield    Spread   offs    Days  Days
             -------- -------- -------- -------- -------- ----- -----

Owned        $18,465  $20,695    9.87%    5.45%    5.73%  5.27% 2.56%
Securitized   32,415   31,284   13.20%   10.59%    6.74%  6.74% 3.27%
             -------- -------- -------- -------- -------- ----- -----
Managed      $50,880  $51,979   11.87%    8.56%    6.34%  6.21% 3.01%
             ======== ========


                             Six Months Ended May 31, 2002
             --------------------------------------------------------
General Purpose Credit Card Loans:                        Delinquency
                                                             Rate
                                                   Net    -----------
              Period           Interest Interest Charge-   30    90
                End     Avg     Yield    Spread   offs    Days  Days
             -------- -------- -------- -------- -------- ----- -----

Owned        $19,834  $20,459   10.68%    5.34%    6.18%  5.23% 2.49%
Securitized   29,543   29,423   13.99%   10.93%    6.52%  5.91% 2.76%
             -------- -------- -------- -------- -------- ----- -----
Managed      $49,377  $49,882   12.63%    8.66%    6.38%  5.63% 2.65%
             ======== ========

(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
             Reconciliation of Managed Income Statement Data (1)
                       (unaudited, dollars in millions)

                                         Quarter Ended
                                    May 31, 2003 May 31, 2002
                                    ------------ ------------
Merchant and cardmember fees:
 Owned                              $       339  $       347
 Securitization Adjustment                  185          169
                                    ------------ ------------
 Managed                            $       524  $       516
                                    ============ ============

Servicing fees:
 Owned                              $       503  $       506
 Securitization Adjustment                 (503)        (506)
                                    ------------ ------------
 Managed                            $         0  $         0
                                    ============ ============

Other:
 Owned                              $         5  $        17
 Securitization Adjustment                   30           19
                                    ------------ ------------
 Managed                            $        35  $        36
                                    ============ ============

Interest revenue:
 Owned                              $       543  $       602
 Securitization Adjustment                1,049        1,012
                                    ------------ ------------
 Managed                            $     1,592  $     1,614
                                    ============ ============

Interest expense:
 Owned                              $       197  $       258
 Securitization Adjustment                  213          222
                                    ------------ ------------
 Managed                            $       410  $       480
                                    ============ ============

Provision for consumer loan losses:
 Owned                              $       309  $       340
 Securitization Adjustment                  548          472
                                    ------------ ------------
 Managed                            $       857  $       812
                                    ============ ============


(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
             Reconciliation of Managed Income Statement Data (1)
                       (unaudited, dollars in millions)

                                         Quarter Ended
                                    May 31, 2003 Feb 28, 2003
                                    ------------ ------------
Merchant and cardmember fees:
 Owned                              $       339  $       363
 Securitization Adjustment                  185          184
                                    ------------ ------------
 Managed                            $       524  $       547
                                    ============ ============

Servicing fees:
 Owned                              $       503  $       567
 Securitization Adjustment                 (503)        (567)
                                    ------------ ------------
 Managed                            $         0  $         0
                                    ============ ============

Other:
 Owned                              $         5  $        (3)
 Securitization Adjustment                   30           57
                                    ------------ ------------
 Managed                            $        35  $        54
                                    ============ ============

Interest revenue:
 Owned                              $       543  $       546
 Securitization Adjustment                1,049        1,034
                                    ------------ ------------
 Managed                            $     1,592  $     1,580
                                    ============ ============

Interest expense:
 Owned                              $       197  $       239
 Securitization Adjustment                  213          202
                                    ------------ ------------
 Managed                            $       410  $       441
                                    ============ ============

Provision for consumer loan losses:
 Owned                              $       309  $       336
 Securitization Adjustment                  548          506
                                    ------------ ------------
 Managed                            $       857  $       842
                                    ============ ============


(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                               MORGAN STANLEY
             Reconciliation of Managed Income Statement Data (1)
                       (unaudited, dollars in millions)

                                        Six Months Ended
                                    May 31, 2003 May 31, 2002
                                    ------------ ------------
Merchant and cardmember fees:
 Owned                              $       702  $       689
 Securitization Adjustment                  369          354
                                    ------------ ------------
 Managed                            $     1,071  $     1,043
                                    ============ ============

Servicing fees:
 Owned                              $     1,070  $     1,046
 Securitization Adjustment               (1,070)      (1,046)
                                    ------------ ------------
 Managed                            $         0  $         0
                                    ============ ============

Other:
 Owned                              $         2  $        19
 Securitization Adjustment                   87           33
                                    ------------ ------------
 Managed                            $        89  $        52
                                    ============ ============

Interest revenue:
 Owned                              $     1,089  $     1,155
 Securitization Adjustment                2,083        2,070
                                    ------------ ------------
 Managed                            $     3,172  $     3,225
                                    ============ ============

Interest expense:
 Owned                              $       436  $       527
 Securitization Adjustment                  415          452
                                    ------------ ------------
 Managed                            $       851  $       979
                                    ============ ============

Provision for consumer loan losses:
 Owned                              $       645  $       685
 Securitization Adjustment                1,054          959
                                    ------------ ------------
 Managed                            $     1,699  $     1,644
                                    ============ ============


(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                        MORGAN STANLEY

The following (page F-17) presents a reconciliation of adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. This ratio is adjusted to reflect the low-risk nature of assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill, as the Company does not view this amount of equity as available to support its risk capital needs.

                             MORGAN STANLEY
                    Reconciliation of Adjusted Assets
             (unaudited, dollars in millions, except ratios)


                                         Quarter Ended
                                    May 31, 2003 May 31, 2002
                                    ------------ ------------

Total assets                        $   586,881  $   553,924

Less:
 Lesser of securities purchased
  under agreements to resell
  or securities sold under
  agreements to repurchase              (71,374)     (79,826)
 Assets recorded under certain
  provisions of SFAS No. 140            (24,837)     (12,329)
 Lesser of securities borrowed
  or securities loaned                  (55,388)     (39,197)
 Segregated customer cash and
  securities balances                   (26,829)     (38,825)
 Goodwill                                (1,476)      (1,441)
                                    ------------ ------------
Adjusted assets                      $   406,977  $   382,306
                                    ============ ============

Shareholders' equity                $    22,631  $    21,276
Preferred securities subject
 to mandatory redemption                  2,710        1,210
                                    ------------ ------------
 Subtotal                                25,341       22,486
Less: Goodwill                           (1,476)      (1,441)
                                    ------------ ------------
Tangible shareholders' equity       $    23,865  $    21,045
                                    ============ ============

Leverage ratio (1)                         24.6x        26.3x
                                    ============ ============

Adjusted leverage ratio (2)                17.1x        18.2x
                                    ============ ============

(1) Leverage ratio equals total assets divided by tangible shareholders' equity.
(2) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
                    Reconciliation of Adjusted Assets
             (unaudited, dollars in millions, except ratios)


                                          Quarter Ended
                                    May 31, 2003 Feb 28, 2003
                                    ------------ ------------

Total assets                        $   586,881  $   559,436

Less:
 Lesser of securities purchased
  under agreements to resell
  or securities sold under
  agreements to repurchase              (71,374)     (59,687)
 Assets recorded under certain
  provisions of SFAS No. 140            (24,837)     (21,194)
 Lesser of securities borrowed
  or securities loaned                  (55,388)     (55,031)
 Segregated customer cash and
  securities balances                   (26,829)     (32,961)
 Goodwill                                (1,476)      (1,460)
                                    ------------ ------------
Adjusted assets                     $   406,977  $   389,103
                                    ============ ============

Shareholders' equity                $    22,631  $    22,465
Preferred securities subject
 to mandatory redemption                  2,710        2,010
                                    ------------ ------------
 Subtotal                                25,341       24,475
Less: Goodwill                           (1,476)      (1,460)
                                    ------------ ------------
Tangible shareholders' equity       $    23,865  $    23,015
                                    ============ ============

Leverage ratio (1)                         24.6x        24.3x
                                    ============ ============

Adjusted leverage ratio (2)                17.1x        16.9x
                                    ============ ============

(1) Leverage ratio equals total assets divided by tangible shareholders' equity.
(2) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

    CONTACT: Morgan Stanley
             Investor Relations
             William Pike, 212/761-0008
                 or
             Media Relations
             Ray O'Rourke, 212/761-4262

                                  June 18, 2003




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                  RE:     Morgan Stanley
                          Current Report on Form 8-K
                          Commission File No. 1-11758
                          ----------------------------------


Ladies and Gentlemen:

     Attached for filing by Morgan Stanley (the "Company") pursuant to the Securities Exchange Act of 1934 is the Company's Current Report on Form 8-K, dated June 18, 2003 including all exhibits thereto.


                                                 Very truly yours,

                                                 /s/  Peter G. Albero
                                                -------------------------
                                                 Peter G. Albero
                                                 Executive Director
                                                 (212) 537-2404

Enclosures

cc:      New York Stock Exchange
         Pacific Stock Exchange
         Ronald T. Carman, Esq.